Community Trust Bancorp, Inc.

2012 Investor Presentation

NASDAQ: CTBI

www.ctbi.com

February 2012







CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2010 Annual Report on Form 10-K Part I, Item 1. for additional information.

Corporate Profile

▪ Total Assets	$3.6 billion
▪ Shareholders' Equity	$366.9 million
▪ Dividend Yield	4.21%
▪ Total Market Capitalization	$454.0 million
▪ P/E Ratio	11.58x

Financial data as of December 31, 2011

Corporate History

1903	Pikeville National Bank founded
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

Our Banking Franchise



Georgetown
Versailles
Harrodsburg
Richmond
Danville
Mount Vernon
Greensburg
London
Mount Sterling
Williamson
LaFollette
Clinton
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $553 million

Deposits - $560 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $837 million

Deposits - $1.3 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $328 million

Deposits - $548 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $486 million

Deposits - $635 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC

Assets Under Management - $1.5 billion (including $0.5 mill CTB)

Revenues - $9.9 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of December 31, 2011

Market Analysis

- Competitive Position
  - Largest Kentucky domiciled bank holding company
  - #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions
- Community Banking Model
- Economic Diversity
- Concentration Risk Management
- Growth in Sources of Noninterest Income

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	42 years	42
Mark A. Gooch	CTB President and CEO	30 years	30
Andy Waters	CTIC President and CEO	25 years	8
Kevin J. Stumbo	EVP/Controller	25 years	17
Steven E. Jameson	EVP/Risk Manager	26 years	7
James J. Gartner	EVP/Chief Credit Officer	43 years (17 at OCC)	9
James B. Draughn	EVP/Operations	18 years	18
Larry W. Jones	EVP/C KY President	43 years	9
Richard W. Newsom	EVP/E KY President	29 years	29
Ricky Sparkman	EVP/SC KY/TN President	27 years	18
D. Andrew Jones	EVP/NE KY/WV President	24 years	24

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Growth through both internal and de novo branching and acquisition
- Consistent long-term performance

Operational Priorities

- Continuing focus on improving asset quality
- Liquidation of other real estate owned
- Increase noninterest income
  - Wealth management
  - Brokerage
- Maintain net interest margin
- Expense control
- Build core earnings capacity

Performance Summary

	2011	2010	2009	2008	2007
EPS	$2.54	$2.17	$1.66	$1.54	$2.42
ROAA	1.11%	1.03%	0.82%	0.79%	1.23%
ROAE	10.91%	9.90%	7.89%	7.48%	12.45%
Net Int. Margin	4.13%	4.07%	3.77%	3.88%	3.90%
Efficiency Ratio	60.23%	59.45%	63.56%	58.39%	57.62%
Nonperf. Loans	1.46%	2.38%	1.70%	2.22%	1.43%
Net Charge-offs	0.58%	0.58%	0.66%	0.38%	0.27%
% of Average Assets:					
Nonint. Income	1.24%	1.27%	1.34%	1.24%	1.23%
Nonint. Expense	3.03%	2.98%	3.08%	2.83%	2.79%

Earnings Review

Earnings Per Share


$2.42
$1.54
$1.66
$2.17
$2.54
2007
2008
2009
2010
2011

- EPS increased 17.1%
- 2012 EPS goal – $2.55 to $2.71 per share

Net Income


(in millions)
$36.6
$23.1
$25.1
$33.0
$38.8
2007
2008
2009
2010
2011

- 2012 goal for net income – $39.5 to $42.0 million

Revenues


(in millions)
$142.6
$125.4
$146.9
$160.2
$175.3
2007
2008
2009
2010
2011

- 2011 revenues increased 9.4%
- Interest income lost from nonperforming loans and OREO - $4.5 million
- 2012 goal for revenues – $176 to $186 million

Noninterest Income
as a % of Total Revenue



(in millions)
$36.6
$21.8
$41.4
$40.9
$43.8
32%
26%
20%
14%
2007
2008
2009
2010
2011
Noninterest Income
% of Total Revenue

- 2011 noninterest income
  - Increases in gains on sales of loans, deposit service charges, trust revenue, and securities gains
  - Decreased loan related fees
- 2012 goal for noninterest revenue – 20% to 25% of total revenue

Net Interest Revenue



(in millions)
$106.0
$103.6
$105.5
$119.3
$131.5
2007
2008
2009
2010
2011

- 2011 increase in net interest revenue 10.2%
  - Net interest margin improved 6 basis points year over year
  - Average earning assets increased $259.7 million, including acquisition

Net Interest Margin


3.90%
3.78%
3.88%
3.60%
3.77%
3.57%
4.07%
3.69%
4.13%
3.86%
2007
2008
2009
2010
2011
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 12/31/11 – (4.85)%

- % of assets repricing
  - Within 30 days 38.90%
- % of liabilities repricing
  - Within 30 days 18.23%
  - Within 90 days 27.68%
  - Within 180 days 40.67%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Dec '11 compared to Sept '11 peer data.

Net Noninterest Expense as a % of Average Earning Assets


(in millions)
$46.4
$60.8
$52.4
$55.1
$62.6
2.30%
2.10%
1.90%
1.70%
1.50%
2007
2008
2009
2010
2011
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio


(in millions)
$83.1
$82.5
$93.8
$96.1
$106.4
75%
70%
65%
60%
55%
50%
2007
2008
2009
2010
2011
Noninterest Expense
Efficiency Ratio
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Dec '11 compared to Sept '11 peer data.

Return on Average Assets


1.23%
0.89%
0.79%
0.13%
0.82%
-0.18%
1.03%
0.25%
1.11%
0.79%
2007
2008
2009
2010
2011
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Dec '11 compared to Sept '11 peer data.

Balance Sheet Review

Total Assets


(in billions)
$2.90
$2.95
$3.09
$3.36
$3.59
2007
2008
2009
2010
2011

- Total assets have increased 7.0% from 12/31/2010
  - Loans declined $48.6 million or 1.9%
  - Investment portfolio growth $188.7 million or 55.5%
  - Deposit growth $201.1 million or 6.9%
- 2012 goal for total assets – $3.65 to $3.85 million

Total Loans


(in billions)
$2.23
$2.35
$2.44
$2.61
$2.56
2007
2008
2009
2010
2011

- 2012 goal for total loans – $2.6 to $2.8 million

Loan Portfolio Mix

December 31, 2011


Consumer
18%
Comm R/E
36%
R/E
Mortgage
31%
Comm
Other
15%

Community Trust Bancorp, Inc.

Concentrations of Credit

as a % of Total Loans



December 31, 2011
$119 M
4.6%
$140 M
5.4%
$104 M
4.0%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Apartments & Rental Housing
Hotel/Motel
Non-Residential Real Estate Rental
Concentrations
Nonperforming Loans*
Net Losses*

* As a percentage of funded exposure

Net Charge-offs

as a % of average loans



0.27%
0.24%
0.38%
0.70%
0.66%
1.61%
0.58%
1.46%
0.58%
0.94%
2007
2008
2009
2010
2011
CTBI
Peer



Consumer
20%
Residential
13%
Commercial
67%

December 31, 2011

Nonperforming Loans

as a % of total loans



1.43%
1.08%
2.22%
2.41%
1.70
4.22%
2.38%
4.01%
1.46%
3.65%
2007
2008
2009
2010
2011
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Dec '11 compared to Sept '11 peer data.

Nonperforming Assets
as a % of Total Assets



1.38%
2.13%
2.56%
3.13%
2.61%
2007
2008
2009
2010
2011

- $57.0 million in other real estate owned

Loan Loss Reserve
as a % of net loans



1.26%
1.21%
1.31%
1.52%
1.34%
2.27%
1.34%
2.24%
1.30%
2.08%
2007
2008
2009
2010
2011
CTBI
Peer

Community Trust® Bancorp, Inc.

Total Deposits
including Repurchase Agreements


(in billions)
$2.45
$2.49
$2.64
$2.89
$3.10
2007
2008
2009
2010
2011

- 2012 goal for total deposits including repurchase agreements – $3.1 to $3.3 million

Total Deposits
including Repurchase Agreements

December 31, 2011


Repurchase Agreements 7%
Noninterest Bearing 19%
Other Time 5%
NOW 1%
CDs <$100K 21%
MMDA 18%
CDs >$100K 21%
Savings 8%

Shareholder Value

Dividends Per Share



$1.10
$1.17
$1.20
$1.21
$1.23
$1.24
3.2%
2007
2008
2009
2010
2011
2012*

- 2011 cash dividends increased 1.7%
- 3.2% compound growth rate for past five years
- December 31, 2011 cash dividend yield was 4.21%
- Cash dividend increased to $0.31 per share effective October 1, 2011

**2012 is projected DPS*

Shareholders' Equity



(in millions)
$301.4
$308.2
$321.5
$338.6
$366.9
5.4%
2007
2008
2009
2010
2011

- Shareholders' equity has increased 21.7% during the past five years
- 5.4% compound growth rate for the past five years
- 2012 goal for shareholders' equity – $380 to $400 million

Book Value Per Share



$20.03
$20.44
$21.15
$22.08
$23.78
2007
2008
2009
2010
2011

Tangible Common Equity/Tangible Assets



8.27%
8.37%
8.47%
8.26%
8.52%
2007
2008
2009
2010
2011

Total Market Capitalization

(in millions)


$414.2
$554.1
$371.7
$444.1
$454.0
2007
2008
2009
2010
2011

Price to Tangible Book Value

	2007	2008	2009	2010	2011
CTBI	1.77x	2.29x	1.45x	1.63x	1.51x
Peer	1.85x	1.91x	1.03x	1.29x	1.19x

All data is as of year-end.

Peer data obtained from SNL Financial; group consists of 16 publically traded regional bank holding companies with an average asset size of $3.1 billion.

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$200
$100
$0
2006
2007
2008
2009
2010
2011
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2006 would have outperformed the NASDAQ Bank Stocks Index but not the NASDAQ Composite at December 31, 2011**

Community Trust® Bancorp, Inc.

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

December 31, 2011


6.33%
-4.19%
15.64%
-2.84%
0.15%
-2.68%
8.99%
5.64%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

Community Trust® Bancorp, Inc.

Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 31 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 3.2%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
    - 99 institutional investors (including CTIC – 10.3%) hold 7.1 million shares (45.8%)
    - 179 mutual funds hold 3.1 million shares (19.9%)

Analyst Comments

- "Since CTBI's fundamentals have been better than most of the group's averages we believe the stock deserves to trade at a better than historical valuation."

  -- Hilliard Lyons, January 2012

  Rating: Neutral

- "CTBI finishes 2011 as Premier Kentucky Bank...We believe investors sought safety and soundness in 2011 – and found it CTBI."

  --Keefe, Bruyette & Woods, January 2012

  Rating: Market Perform

- "There is no change to our investment thesis which calls for the company being a defensive, income-producing bank with a safe dividend, below-average credit risk, and above-average profitability."

  --Raymond James, January 2012

  Rating: Market Perform

- "…we think investors will continue to apply a premium multiple to CTBI's TBV/sh in light of the healthy dividend yield, strong capital cushion, low-cost deposit base, steady track record in managing its credit quality with a lower-than-peer pace of losses, and the opportunity to participate in accretive acquisitions. "

  --Sandler O'Neill & Partners, January 2012

  Rating: Buy

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De novo branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders

Community Trust®
Bancorp, Inc.





